UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

ZEROSTACK CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 King Street West, Suite 2400
 Toronto, Ontario, Canada M5H 3Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Blocker Securities Contribution Agreements and Blocker Stockholders' Agreement

On March 31, 2026, Texas Blocker Corp., a Texas corporation (“Texas Blocker”) that was formed by Daniel Reis-Faria and Dany Vaiman, the Chief Executive Officer and Chief Financial Officer, respectively, of ZeroStack Corp., an Ontario corporation (the “Company” or “ZeroStack”), for the purpose of facilitating the Exchange (as defined below), entered into securities contribution agreements (the “Securities Contribution Agreements”) with certain investors (the “Investors”) pursuant to which the Investors contributed an aggregate of 142,232,948 native tokens of the Zero Gravity (0G) blockchain (the “Tokens” and each a “Token”) in exchange for an aggregate of 9,104,614 shares of common stock, $0.001 par value, of Texas Blocker (the “Blocker Shares”) issued on a private placement basis (the “Contribution”). The fair market value of each Token was deemed to be US$0.7549 and the fair market value of each Blocker Share was deemed to be US$11.7931 in accordance with the valuation mutually agreed upon by Texas Blocker and the Investors. Each Blocker Share will be exchanged on a one-for-one basis for one ZeroStack Share or ZeroStack Pre-funded Warrant pursuant to the Share Exchange Agreement (each as defined and described below)

The Securities Contribution Agreements include customary representations, warranties and covenants by Texas Blocker and the Investors for an agreement of its type. Additionally, Texas Blocker has agreed to provide the Token Investors with customary indemnification against certain liabilities.

Closing of the Contribution occurred on March 31, 2026.

Concurrent with entering into the Securities Contribution Agreements, each of the Investors entered into a stockholders' agreement by and among Texas Blocker and the other Investors, in the form attached to the Securities Contribution Agreement as Exhibit A (the "Stockholders' Agreement") and a share exchange agreement by and among Texas Blocker, ZeroStack and the other Investors, in the form attached to the Securities Contribution Agreement as Exhibit B (the "Share Exchange Agreement").

Under the Stockholders' Agreement, the Investors agreed to not transfer any of their Blocker Shares unless (i) pursuant to the Share Exchange Agreement, (ii) to an Affiliate (as defined in the Stockholders' Agreement) of such Investor, subject to unanimous approval of the stockholders of Texas Blocker ("Unanimous Stockholder Approval") and the approval of the Board of Directors of Texas Blocker, which consists of Daniel Reis-Faria and Dany Vaiman ("Board Approval") or (iii) to any other person, subject to Unanimous Stockholder Approval and Board Approval. Additionally, without Unanimous Stockholder Approval, Texas Blocker will not be able to enter into any commitment to conduct any business or transaction that is not (i) in furtherance of the Exchange and the other transactions contemplated by the Share Exchange Agreement, (ii) related to the staking of Tokens owned or acquired after the date of signing the Stockholders' Agreement by Texas Blocker or (iii) to pay a management fee to ZeroStack or engage in another tax-planning arrangement as determined by the Board of Directors of Texas Blocker.

The foregoing description of the Securities Contribution Agreements and Stockholders' Agreement is only a summary and is qualified in its entirety by reference to the complete text of the form of Securities Contribution Agreement and form Stockholders' Agreement, copies of which are attached as Exhibit 10.1 and as Exhibit B to Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Share Exchange Agreement

On March 31, 2026, concurrent with the execution of the Securities Contribution Agreements and Stockholders’ Agreement, ZeroStack entered into the Share Exchange Agreement with Texas Blocker and the Investors. Under the terms of the Share Exchange Agreement, ZeroStack will issue an aggregate of 9,104,614 common shares, no par value of the Company (the “ZeroStack Shares”) and/or pre-funded warrants of the Company (the “ZeroStack Pre-funded Warrants” and together with the ZeroStack Shares, the “ZeroStack Securities”) in exchange for an aggregate of 9,104,614 Blocker Shares, being all the issued and outstanding shares of Texas Blocker (the “Exchange”). Upon consummation of the Exchange, Texas Blocker will become a wholly-owned subsidiary of ZeroStack.

The respective obligations of ZeroStack and the Investors to consummate the Exchange are subject to the satisfaction or waiver (if applicable) of a number of customary conditions for an agreement of its type including, but not limited to: (i) approval of the shareholders of ZeroStack to issue the ZeroStack Securities under the applicable rules of the Nasdaq Stock Market LLC (the "ZeroStack Shareholder Approval") and (ii) approval of the stockholders of Texas Blocker by written consent resolution to exchange the Blocker Shares for the ZeroStack Securities. Additionally, ZeroStack agreed to file a re-sale registration statement on Form S-3 registering the ZeroStack Shares, ZeroStack Pre-funded Warrants and the common shares of ZeroStack issuable upon exercise of the ZeroStack Pre-funded Warrants. The Share Exchange Agreement includes customary representations, warranties and covenants by ZeroStack, Texas Blocker and the Investors for an agreement of its type.

Closing of the Exchange is expected on or about March 31, 2026. Upon closing of the Exchange, it is expected that ZeroStack will become classified as a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the U.S. Internal Revenue Code of 1986, as amended.

The foregoing description of the Share Exchange Agreement and the ZeroStack Pre-funded Warrants is only a summary and is qualified in its entirety by reference to the complete text of the form of Share Exchange Agreement and form ZeroStack Pre-funded Warrant, copies of which are attached as Exhibit 10.2 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Zero Gravity Note Settlement

On March 31, 2026, ZeroStack entered into a note settlement agreement (the "Note Settlement Agreement") with Zero Gravity Labs Inc. (the "Holder") pursuant to which the Token-denominated convertible note (the "Note") issued to the Holder pursuant to the securities purchase agreement dated September 22, 2025, as amended on October 9, 2025, by and between ZeroStack and the Holder was settled.

The Note Settlement Agreement provides that upon payment by ZeroStack to the Holder on or before March 31, 2026 of 50,000,000 Tokens, then ZeroStack shall be deemed to have paid the entire Principal (as defined in the Note) and Interest (as defined in the Note) of the Note in full and ZeroStack shall have no further obligations under the Note and the Note shall be deemed to be satisfied.

The Note Settlement Agreement includes customary representations, warranties and covenants by ZeroStack and Holder for an agreement of its type. Additionally, both ZeroStack and Holder agreed to a mutual release from any and all claims, demands, causes of action, complaints, agreements, promises (express or implied), contracts, undertakings, covenants, guarantees, grievances, liabilities, damages, rights, obligations, expenses, debts and demands.

The foregoing description of the material terms of the Note Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Note Settlement Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained above in under the header "Zero Gravity Note Settlement" in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities

The information under the headers "Share Exchange Agreement" in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The ZeroStack Shares, ZeroStack Pre-funded Warrants and common shares of ZeroStack issuable upon exercise of the ZeroStack Pre-funded Warrants have not been registered under the Securities Act of 1933, as amended and are instead being offered pursuant to the exemption provided by Section 4(a)(2) under the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder and Rule 903 of Regulation S under the Securities Act.

Item 9.01. Exhibits.

Exhibit	Description
4.1	Form of Pre-funded Warrant
10.1	Form of Securities Contribution Agreement by and among Texas Blocker Corp. and investors of Texas Blocker Corp., dated March 31, 2026
10.2	Form of Share Exchange Agreement by and among ZeroStack Corp., Texas Blocker Corp. and investors of Texas Blocker Corp., dated March 31, 2026
10.3	Note Settlement Agreement by and between ZeroStack Corp. and Zero Gravity Labs Inc., dated March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROSTACK CORP.
(Registrant)
Dated: March 31, 2026
By: /s/ Dany Vaiman
Dany Vaiman
Chief Financial Officer